UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2015 (April 9, 2015)

Energy Recovery, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Dr. San Leandro, CA 94577

(Address if Principal Executive Offices)(Zip Code)

510-483-7370

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2015, Ms. Audrey Bold resigned as Energy Recovery’s Chief Marketing Officer. If Ms. Bold provides a general release, the Company has agreed to provide her with the following benefits: (1) salary continuation and health benefits for a period of six months; and (2) continued vesting of granted options during the six month period, which will be exercisable consistent with the Company’s Amended and Restated 2008 Equity Incentive Plan.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Resignation, Transition, and Separation Agreement with Audrey Bold

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY RECOVERY, INC.
(Registrant)

Date:	April 15, 2015	/s/ Juan Otero
Juan Otero
(Corporate Counsel and Secretary)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Resignation, Transition, and Separation Agreement with Audrey Bold